SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

BAYFIRST FINANCIAL CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

CUSIP US07279B8072

THIS CERTIFIES THAT

SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK $1,000 LIQUIDATION PREFERENCE PER SHARE

BAYFIRST FINANCIAL CORP.

The shares represented by this Certificate are transferable only on the stock transfer books of BayFirst Financial Corp. by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate, and the shares represented hereby, are issued and shall be held subject to all the provisions of the Articles of Incorporation of BayFirst Financial Corp., and any amendments thereto (copies of which are on file with the Corporate Secretary of BayFirst Financial Corp. and the Secretary of State of the State of Florida), to all of which provisions the holder by acceptance hereof assents. BayFirst Financial Corp. will furnish the holder hereof a full statement of such information on request and without charge. The shares evidenced by this Certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation.

IN WITNESS WHEREOF, BayFirst Financial Corp. has caused this Certificate to be executed by the signature of its duly authorized officers and has caused its corporate seal to be hereunto affixed

Marcia A. Rubin

Corporate Secretary

Chief Executive Officer

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(New York, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

0000001

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of Survivorship and not as tenants In common
TTEE – trustee under Agreement dated __________

UNIF GIFT MIN ACT ______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____

____ Shares of the preferred stock represented by this certificate and do hereby irrevocably constitute and appoint ____

____,

attorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

DATED ____________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

SIGNATURE GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERHSIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY OTHER STATE OR JURISDICTION (THE "STATE ACTS"). ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, PLEDGED, EXCHANGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND THE STATE ACTS, EXCEPT UPON DELIVERY TO THE COMPANY OF (A) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (B) EVIDENCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT, THE STATE ACTS, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.